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Proxy Statement for Annual Meeting of Shareholders

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

Filed by the Registrant          ☑

Filed by a Party other than the Registrant     ☐

Check the appropriate box:

☐      Preliminary Proxy Statement

☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑      Definitive Proxy Statement

☐      Definitive Additional Materials

☐      Soliciting Material Pursuant to §240.14a-12

VISION INDUSTRIES CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule a-II (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule a-II(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

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Proxy Statement for Annual Meeting of Shareholders

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Proxy Statement for Annual Meeting of Shareholders

VISION INDUSTRIES CORP.

2230 E. Artesia Blvd.

Long Beach, CA 90805

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On May 10, 2013

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Vision Industries Corp., a Florida corporation (“Vision”). The meeting will be held on Friday, May 10th, 2013, at 9:00 a.m. local time at Vision’s offices for the following purposes:

1.

To increase the number of directors;

2.

To elect the three (3) nominees for director named herein to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

3.

To Amend the Bylaws; and

4.

To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the annual meeting is April 9, 2013. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Martin Schuermann

Chairman and Chief Executive Officer

Long Beach, California

April 9, 2013

Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Meeting to Be Held on May 10th at 9:00AM at 2230 E. Artesia Blvd., Long Beach CA 90805.

The proxy statement and Annual Report on Form 10-K are available at www.VisionMotorCorp.com.

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

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Proxy Statement for Annual Meeting of Shareholders

VISION INDUSTRIES CORP.

2230 E. Artesia Blvd.

Long Beach, CA 90805

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

To Be Held On May 10, 2013

Table of Contents

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

1

CORPORATE GOVERNANCE

4

REPORT OF THE AUDIT COMMITTEE

5

REPORT OF THE COMPENSATION COMMITTEE

6

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

7

COMPENSATION

8

HOUSEHOLDING OF PROXY MATERIALS

11

ELECTION OF DIRECTORS

13

PROXY CARD

18

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Proxy Statement for Annual Meeting of Shareholders

VISION INDUSTRIES CORP.

2230 E. Artesia Blvd.

Long Beach, CA 90805

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

To Be Held On May 10th 2013

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors of Vision Industries Corp. is soliciting your proxy to vote at the 2013 Annual Meeting of Shareholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail these proxy materials on or about April 25, 2013 to all shareholders of record entitled to vote at the annual meeting.

What am I voting on?

There are three (3) matters scheduled for a vote:  (1) Increase in number of directors; (2) Election of directors; and (3) Amending bylaws.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote:

0 for the change in the number of directors (Proposal 1)

FOR the election of Martin Schuermann, Brett D. Meyer, and Scott Lambert as directors (Proposal 2)

FOR the Amendments to the Bylaws (Proposal 3)

Who can vote at the annual meeting?

Only shareholders of record at the close of business on April 9, 2013 will be entitled to vote at the annual meeting. On this record date, there were 84,910,365 shares of Common Stock outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name

If on April 9, 2013 your shares were registered directly in your name with our transfer agent, Island Stock Transfer, then you are a shareholder of record. If you are a shareholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•

To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

•

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 9, 2013 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

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Proxy Statement for Annual Meeting of Shareholders

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own as of April 9, 2013. On Proposals 1 and 3, you may cast all your votes on one choice only.  On Proposal 2, you may cast all of your votes for one candidate, or you may distribute your votes among different candidates as you choose. If you do not specify how to distribute your votes, by giving your proxy you are authorizing the proxyholders (the individuals named on your proxy card) to vote in their discretion.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking any voting selections, your shares will be voted, as follows: 0 for the change in the number of directors (Proposal 1); FOR the election of Martin Schuermann, Brett D. Meyer, and Scott Lambert as directors (Proposal 2); and FOR the Amendments to the Bylaws (Proposal 3).  If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards and proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of the shares, you may revoke your proxy in any one of following ways:

•

You may submit another properly completed proxy card with a later date.

•

You may send a timely written notice that you are revoking your proxy to our Secretary at 2230 E. Artesia Blvd., Long Beach CA 90805.

•

You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card is the one that is counted.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are shareholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 21, 2013, to our Secretary at 2230 E. Artesia Blvd., Long Beach CA 90805. If you wish to submit a proposal that is not to be included in next year’s proxy materials or nominate a director, you must do so no later than the close of business on March 15, 2014 and no earlier than the close of business on February 15, 2014. You are also advised to review our bylaws, which contain additional requirements about advance notice of shareholder proposals and director nominations. A copy of our bylaws is available via written request to our Secretary at 2230 E. Artesia Blvd., Long Beach CA 90805, or by accessing EDGAR on the SEC’s website at www.sec.gov.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and (with respect to proposals other than the election of directors) “Against” votes, abstentions and broker non-votes. Abstentions and broker non-votes will not be counted towards the vote total for any proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not

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Proxy Statement for Annual Meeting of Shareholders

provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. For example, broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present however, will not be counted as votes for any director nominee.

How many votes are needed to approve each proposal?

For the election of directors, the three nominees receiving the most “For” votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding a majority of the outstanding shares are present at the meeting in person or represented by proxy. On the record date, there were 84,910,365 shares of Common Stock outstanding and entitled to vote. Thus, the holders of 42,455,185 shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the shares present in person or represented by proxy at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in our annual report on Form 10-K for the year ended December 31, 2013.

What proxy materials are available on the internet?

This proxy statement and Form 10-K are available at www.VisionMotorCorp.com.

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Proxy Statement for Annual Meeting of Shareholders

CORPORATE GOVERNANCE

Members of the Board of Directors

The table below sets forth information regarding the members of our Board of Directors as of April 9, 2013.

Name	Age	Position Held with Us	Director Since
Martin Schuermann	48	Chairman of the Board, Chief Executive Officer and Director	2008
Brett D. Mayer	49	Director	2010
Scott Lambert	55	Director	2010

Independence of the Board of Directors

We have chosen to apply the listing standards of the Nasdaq Global Market (“Nasdaq”) in determining the independence of our directors. The Board consults with counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director and nominee for director, or any of his family members, and us, our senior management and our independent registered public accounting firm, the Board affirmatively has determined that two of the Directors are independent:  Brett D Meyer and Scott Lambert.

Meetings of the Board of Directors

The Board held 2 meetings during the last fiscal year. Each of our current Board members attended 100% of the aggregate of the meetings of the Board and of the committees, on which he served, held during the period for which he was a director or committee member, respectively.

Shareholder Communications with the Board of Directors

We have implemented a process by which shareholders may communicate with the Board or any of its directors. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Secretary of Vision at 2230 E. Artesia Blvd., Long Beach CA 90805. All communications will be compiled by our Secretary and submitted to the Board or the individual directors on a periodic basis. All communications directed to the Audit Committee that relate to questionable accounting or auditing matters involving us will be forwarded directly to the Audit Committee.

Code of Ethics

We have adopted the Vision Industries Corp. Code of Business Conduct and Ethics that applies to all of our officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at www.VisionMotorCorp.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Information Regarding the Committees of our Board of Directors

The Board has two committees: an Audit Committee and a Compensation and Stock Option Committee. The Board does not have a standing nominating committee at this time due to the small size of the Board.  Members of the entire board participate in the consideration of director nominees.

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Proxy Statement for Annual Meeting of Shareholders

The following table provides membership and meeting information for each of the Board committees during 2012:

Name	Audit	Compensation and Stock Option
Martin Schuermann	✗	✗
Brett D. Mayer	✗*	✗*
Scott Lambert	✗	✗
Total meetings in fiscal year 2012	1	1
*Committee Chairperson

Below is a description of each committee of the Board. The Board has determined that each member of each committee meets the applicable FINRA rules and regulations regarding “independence” and that each member is free of any relationship that would impair his individual exercise of independent judgment with regard to Vision.

Audit Committee

The Company’s Board of Directors has an Audit Committee, which is responsible for the oversight and evaluation of (i) the qualifications, independence and performance of our independent registered public accounting firm; (ii) the performance of our internal audit function; and (iii) the quality and integrity of our financial statements and the effectiveness of our internal controls over financial reporting. In addition, the committee recommends to the Board of Directors the appointment of independent accountants and analyzes the reports and recommendations of such firm. The committee also prepares the Audit Committee report required by the rules of the Commission. During 2011, the Audit Committee consisted of Messrs. Mayer, and Lambert, each of whom was determined by the Board of Directors to be independent of the Company based on the NASDAQ Capital Market’s definition of “independence.” The Board of Directors has identified Mr. Mayer as the Audit Committee financial expert and determined that Mr. Mayer is independent of the Company based on the NASDAQ Capital Market’s definition of “independence.”

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2012 with our management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by PCAOB Standard AU 380. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC.

From the members of the Audit Committee of Vision Industries Corp. as of December 31, 2012:

Martin Schuermann

Brett D. Mayer

Scott Lambert

Compensation and Stock Option Committee

The Compensation and Stock Option Committee (“Compensation Committee”) of the Board reviews and recommends to the Board the overall compensation strategy and policies for us. The Compensation Committee reviews and recommends to the Board corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management; reviews and recommends to the Board the compensation and other terms of employment of our Officers and oversees the administration of our stock option plan.  As of December 31, 2012, the Compensation Committee is comprised of all the members of the Board.  During the fiscal year ended December 31, 2012, Martin Schuermann was an employee-officer of the Company and both Brett D. Mayer and Scott Lambert were not employee-officers of the Company.   Neither Mr. Mayer nor Mr. Lambert were formerly an officer of the Company and none of the Compensation Committee members had any disclosable transactions with related persons under Item 404 of Regulation S-K.  Board members participated in the consideration of the Director compensation.  At this time, the Compensation Committee does not have a charter.

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REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in the Company’s Form 10-K for the year ended December 31, 2012 with management. Based on the Compensation Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 filed with the SEC.

From the members of the Compensation Committee of Vision Industries Corp. as of December 31, 2012:

Martin Schuermann, President, Director

Brett D. Mayer, Independent Director

Scott Lambert, Independent Director

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Proxy Statement for Annual Meeting of Shareholders

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. In accordance with the SEC rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees, if applicable. Subject to community property laws, where applicable, the persons or entities named below have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

As of December 31, 2012

The following table sets forth information concerning the beneficial ownership of shares of our common stock with respect to stockholders who were known by us to be beneficial owners of more than 5% of our common stock as of December 31, 2012, and our officers and directors, individually and as a group. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of common stock.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. In accordance with the SEC rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees, if applicable. Subject to community property laws, where applicable, the persons or entities named in the table below have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

Beneficial Ownership

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
> 5% Shareholders:
Common Stock	Novium Opportunity Umbrella SICAV PLC-Quality Investment Fund Level 6, The Mall Offices The Mall, Florianna 1470	20,429,722	24%
Common Stock	QIF Malta 1 Ltd. Seestrasse 45 Zollikon ZH, CH-8702	10,750,000	13.00%
Executive Officers and Directors
Common Stock	Martin Schuermann 2230 E. Artesia Blvd Long Beach, CA 90805	15,765,000¹	19.00%
Common Stock	Jerome Torresyap 2230 E. Artesia Blvd Long Beach, CA 90805	83,333²	0.10%
Common Stock	Brett D. Mayer 1801 Century Park East, 9th Floor Los Angeles, CA 90087	1,500,000³	1.80%
Common Stock	Scott Lambert 9575 Gloucester Dr. Beverly Hills, CA 91211	1,500,000⁴	1.80%
Common Stock	All Executive Officers and Directors as a Group	18,848,333	22.70%

[1]This number includes 4,166,667 options which vested in 2010, and 4,166,666 shares which vested in 2011, and 5,666,666 which vested in 2012.

[2]This number includes 83,333 options vested in 2012.

[3]This number includes 1,000,000 options which vested in  2012, and 500,000 shares which will vest on January 8, 2013

[4]This number includes 1,000,000 options which vested in 2012, and 500,000 shares which will vest on January 8,2013

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Proxy Statement for Annual Meeting of Shareholders

COMPENSATION

The policies of the Compensation and Stock Option Committee, or the Committee, with respect to the compensation of executive officers, including the Chief Executive Officer, or CEO, are designed to provide compensation sufficient to attract, motivate and retain executives of outstanding ability and potential and to establish an appropriate relationship between executive compensation and the creation of shareholder value. To meet these goals, the Committee recommends executive compensation packages to our board of directors that are based on a mix of salary, bonus and equity awards.

Overall, the board and the Committee seek to provide total compensation packages that are competitive in terms of total potential value to our executives, and that are tailored to the unique characteristics of our company in order to create an executive compensation program that will adequately reward our executives for their roles in creating value for our shareholders. The board and the Committee intend to provide executive compensation packages that are competitive with other similarly situated companies in our industry. The Board and the Committee generally weighted executives’ compensation packages more heavily in favor of equity-based compensation versus salary, as they believe performance and equity-based compensation is important to maintain a strong link between executive incentives and the creation of shareholder value. The board and the Committee believe that performance and equity-based compensation are the most important component of the total executive compensation package for maximizing shareholder value while, at the same time, attracting, motivating and retaining high-quality executives. For 2011, the board and the Committee continued their emphasis on equity-based compensation. Given the company’s current financial situation and market capitalization, the state of the equity markets, the company’s proposed business plans and the recent reduction in headcount, the board and the Committee viewed the company as analogous to a “start-up” company and believed that a focus on equity-based compensation was even more important as a tool to motivate the company’s executive officers.

The board and the Committee have reviewed this Compensation Discussion and Analysis with the company’s management.

Compensation Discussion and Analysis

The Company’s compensation arrangements with its named executive officers are designed to attract and retain the best available personnel for positions of substantial responsibility with the Company.  In addition, these arrangements have been developed to provide additional incentive to the Company’s key employees and promote the success of the Company’s business.

The compensation arrangements consist of two components.  The first component is base compensation (or “salary”) and the second component is the stock option plan.

Base Compensation

The following table sets forth information concerning the compensation of our Chief Executive Officer, and the most highly compensated employees and/or executive officers who served at the end of the fiscal years December 31, 2012 and 2011, and whose salary and bonus exceeded $100,000 for the fiscal years ended December 31, 2012 and 2011, for services rendered in all capacities to us. The listed individuals shall be hereinafter referred to as the "Named Executive Officers."

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Proxy Statement for Annual Meeting of Shareholders

Executive Officer Summary Compensation

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards[1] ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Martin Schuermann, CEO, Director	2012	300,000	0	0	0	0	0	9,000	309,000
	2011	300,000	0	0	678,600	0	0	9,000	987,600
Jerome Torresyap, President	2012	120,000	0	0	65,800	0	0	0	185,800
	2011	120,000	0	0	43,350	0	0	0	163,350

1In 2011, Martin Schuermann was awarded 4,500,000 options to purchase stock at the option price of $0.21 per share and Jerome Torresyap (not an officer at the time) was awarded 250,000 options to purchase stock at the option price of $0.21 per share. In 2012, Jerome Torresyap (appointed President in August 2012) was awarded 2,000,000 options to purchase stock at the option price of $0.066 per share.

On December 15, 2008, the Company entered into executive employment agreement with Martin Schuermann. Pursuant to this Agreement, Martin Schuermann is employed as Chief Executive Officer of the Company. The base compensation is reviewed every two years and adjustments are made based upon performance.

On August 12, 2012, the Company entered into an executive employment agreement with Jerome Torresyap. Pursuant to this agreement Mr. Torresyap was employed as President of the Company. The base compensation is reviewed every two years and adjusted based upon performance.

The valuation of option awards issued to employees is calculated in accordance with SEC rules as the grant date fair value in accordance with FASB ASC 718.

Equity Based Compensation

The following table sets forth the unexercised options; stock that has not vested; and equity incentive plan awards for each named executive officer outstanding as of the end of December 31, 2012:

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Outstanding Equity Awards at December 31, 2012

	OPTION AWARDS					STOCK AWARDS
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity incentive plan awards: Number of securities underlying unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested (#)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Martin Schuermann	4,500,000[1]	0	0	$1.00	1/8/2014	0	0	0	0
	8,000,000[2]	0	0	$0.54	11/5/2014	0	0	0	0
	1,500,000[3]	3,000,000	0	$0.21	6/5/2014	0	0	0	0
Jerome Torresyap	83,333[4]	166,667	0	$0.21	9/26/2016	0	0	0	0
	0[5]	2,000,000	0	$0.07	8/1/2017	0	0	0	0

1 On January 7, 2009, the Company awarded Mr. Schuermann 4,500,000 options which vest in three equal installments of 1,500,000 on January 8, 2010, January 8, 2011, and January 8, 2012.  The options expire on January 8, 2014.

2 On November 5, 2009, 2009, the Company awarded Mr. Schuermann an additional 8,000,000 options which vest in three installments as follows:  2,666,667 on November 5, 2010, 2,666,667 on November 5, 2011, and 2.666,666 on November 5, 2012.  The options expire on November 5, 2015.

[3] On June 5, 2011, the Company awarded Mr. Schuermann 4,500,000 options which vest in three equal installments of 1,500,000 on June 5, 2012, June 5, 2013 and June 5, 2014.  The options expire on June 5, 2016.

4 On September 26, 2011, the Company awarded Mr. Torresyap 250,000 options which vest in three equal installments of 83,333 on September 26, 2012, September 25, 2013 and September 26, 2014.  The options expire on September 26, 2016.

5On August 1, 2012 the Company awarded Mr. Torresyap 2,000,000 options which vest in two equal installments of 1,000,000 on August 1, 2013 and August 1, 2014.  The options expire on June 5, 2016.

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Proxy Statement for Annual Meeting of Shareholders

Compensation of Directors

The compensation of directors for the last completed fiscal year is provided below:

Director Compensation

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Martin Schuermann	0	0	0[1]	0	0	0	0
Brett D. Mayer	0	0	220,800[2]	0	0	0	15,000
Scott Lambert	0	0	220,800[3]	0	0	0	15,000

[1]During the year ended December 31, 2012, Mr. Schuermann was not awarded any stock options.

[2]During the year ended December 31, 2012, Mr. Mayer was awarded 2,000,000 options to purchase stock at $0.13 per share on October 24, 2012, vesting in quarterly installments of 500,000 options beginning on January 8, 2013.

[3]During the year ended December 31, 2012, Mr. Lambert was awarded 2,000,000 options to purchase stock at $0.13 per share on October 24, 2012, vesting in quarterly installments of 500,000 options beginning on January 8, 2013.

Limitation of Liability of Officers and Directors and Indemnification

The Florida Statutes permits corporations to indemnify a director, officer or control person of the corporation for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the corporation has the authority to indemnify him against such liability and expense. Accordingly, our Articles of Incorporation do include such a provision automatically indemnifying a director, officer or control person of the corporation or its stockholders for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such. . We believe that these provisions are necessary to attract and retain qualified persons as directors and officers. These provisions do not eliminate liability for breach of the directors’ duty of loyalty to us or our shareholders, for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, for any transaction from which the director derived an improper personal benefit or for any willful or negligent payment of any unlawful dividend.

Our By-Laws permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in such capacity, regardless of whether or not Florida law would permit indemnification. We have not obtained any such insurance at this time.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding, “potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding “will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Vision Industries Corp., Secretary at 2230 E. Artesia Blvd., Long Beach CA 90805 or contact our Secretary at (310) 454-5658.  Shareholders who: a) currently receive multiple copies of the proxy statement at their address; and b) would like to request a “householding “status in regards to their communications should contact their broker.

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Proxy Statement for Annual Meeting of Shareholders

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5 furnished to us and written representations that no other reports were required, we determined that Scott Lambert and Brett Mayer each failed to timely file a Form 3 or a Form 5 for the grant of 1,000,000 options to each of them on October 10, 2010, and the grant of 2,000,000 options to each of them on October 24, 2012.  We believe that each of our beneficial owners of greater than 10% of our common stock complied during fiscal year 2012 with the reporting requirements of Section 16(a) of the Exchange Act.

Related Person Transactions

There were no related person transactions during the year ended December 31, 2012.

Independent Public Accountants

On January 1, 2012, our audit firm of Randall N. Drake CPA, P.A. changed its name to Drake & Klein CPAs.  On the firm changed its name again to DKM CPAs, PA. The changes were reported to the PCAOB as a change of name.  This is not a change of auditors for the Company. The following table sets forth the aggregate fees billed by DKM, CPAs for fiscal years 2012 and 2011:

Accounting Fees and Services

Year	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees	Total Fees
2012	$ 27,500	$ 0.0	$ 0.0	$ 0	$ 27,500
2011	$ 25,000	$ 0.0	$ 0.0	$ 0	$ 25,000

Annual Report on Form 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 is available without charge upon written request to: Secretary, Vision Industries Corp., 2230 E. Artesia Blvd., Long Beach, CA 90805.   Copies may also be obtained without charge through the SEC’s website at http://www.sec.gov.

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Proxy Statement for Annual Meeting of Shareholders

PROPOSAL 1

NUMBER OF DIRECTORS

Our Board of Directors (the “Board”) currently consists of three directors. Our Bylaws provide that “the number of Director(s) shall be determined by the Stockholders at their annual meeting.  There shall be no less than one (1) director and no more than fifteen (15) directors.”

A majority vote for change in the number of directors is required.

The Board of Directors recommends that you vote “0”for the change in the number of directors.

PROPOSAL 2

ELECTION OF DIRECTORS

Our Board of Directors (the “Board”) currently consists of three directors. There are three nominees for director this year. Each director to be elected will hold office until the next annual meeting and until his successor is elected, or until the director’s death, resignation or removal. Each of the nominees listed below is currently a member of our Board who was previously appointed by the then Board of Directors. It is our policy to invite nominees to attend the annual meeting and to encourage attendance at meetings at which substantial shareholder attendance is expected.

The three candidates receiving the highest number of affirmative votes by the holders of shares entitled to be voted will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by us. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees

The following is a brief biography of each nominee for director and their ages as of April 9, 2013.

Name	Age	Principal Position Held with Us
Martin Schuermann	48	Chief Executive Officer and Director
Brett D. Mayer	49	Director
Scott Lambert	55	Director

Martin Schuermann has been Vision Industries Corp.'s Chief Executive Officer since December 15, 2008.   Mr. Schuermann brings with him a top level experience from a variety of industries.  Before joining Vision, Mr. Schuermann served as Chairman and CEO of IM-Internationalmedia AG and Intermedia Inc., a producer and distributor of such feature films as Terminator 3, Alexander, Basic Instinct 2, RV, One Missed Call and more than 40 other films. He also was a founding partner in LA based merchant bank EuroCapital Advisors.  Prior to this, Mr. Schuermann was Managing Director of CLT-UFA (US), Bertelsmann's US based TV and film arm.  Mr. Schuermann has served on several public company boards, including Intertainment AG, IM-Internationalmedia AG and Future Media Inc.

Brett D. Mayer was appointed to the position of Independent Director at Vision on October 11, 2010.  He was at Heitman/JMB from 1990 to 2004 where he served in several positions, culminating in a partnership. He worked on over $1 billion in real estate workouts, acquisitions, developments restructurings and financings. During his tenure at the company, Mr. Mayer was involved in various types of assets and investment fund creation and execution.  After departing from Heitman/JMB, Mr. Mayer created, ran, partially owned, and raised the money for two separate strategic joint ventures with one of the country’s largest public pension funds as its lead investor and one of the largest private developers in the country as a co-owner. Collectively, those two ventures targeted $140 million to invest in inner city neighborhood retail throughout the country. Mr. Mayer holds a Bachelor of Science and Arts degree in Real Estate and Finance from the University of Denver and a Masters in Communications degree from Loyola University. Mr. Mayer sits on the board of the USC Ross Minority program and sat on the board of ANERA, a refugee aid program.

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Proxy Statement for Annual Meeting of Shareholders

Scott Lambert was appointed to the position of Independent Director at Vision on October 11, 2010..He worked as Executive Vice President at the William Morris Agency from 1994 to 2008 and served as President of the Business Group and Executive Vice President of Production at Relativity Media from 2008 through 2009. Mr. Lambert is currently Chairman of SPL Media, a media consulting firm, as well as Executive Vice President of American Dream Sun, a solar energy company.  He also works as a producer in Broadway, film and TV and has an overall production deal at Relativity Media LLC.  Mr. Lambert holds a BS from American University at Washington and a JD from Pepperdine University School of Law. He currently serves on the board of directors of the Mattel Children's Hospital at UCLA.

The Board of Directors recommends that you vote “FOR” the election of Martin Schuermann, Brett D. Mayer and Scott Lambert as our directors.

PROPOSAL 3

AMEND BYLAWS

General

Our Bylaws have not been amended since they were adopted at the first meeting of the Board of Directors on May 24, 2004.  Since that time, the Company has changed its name and has become a public company fully reporting with the U.S. Securities and Exchange Commission.  Consequently, the existing bylaws are out of date.  The Board believes that failure to bring the bylaws current could be misleading.

Although ratification by the Shareholders is not required by our bylaws or otherwise, the Board is submitting the amended bylaws to our shareholders for ratification because we value our shareholders’ views on the Company’s operations and governance. If our shareholders fail to ratify the selection, it will be considered notice to the Board to consider revisiting the proposed amendments and to make changes if the Board determines that such a change would be in the best interests of the Company and our shareholders.

Effects of the Amendment on Current Shareholders

The Amendments are primarily editorial and will have no effect on the rights of existing shareholders

Text of proposed amendments

If this proposal 3 is approved by shareholders, the bylaws will be amended and will incorporate the marked changes set forth below:

•

Changing the title of the bylaws to “Vision Industries Corp. (A Florida Corporation) doing business in California as Vision Motor Corp.”

•

In Article II, paragraph 7, correcting a typographical error (replacing “out” with “without”).  Revised text:

1.

QUORUM.  The presence, in person or by proxy, of Stockholders holding a majority of the stock of the corporation entitled to vote shall constitute a quorum at all meetings of the Stockholders. In case quorum shall not be present at any meeting, a majority in interest of the Stockholders entitled to vote thereat present in person or by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of stock entitled to shall be present. At any such adjourned meeting at which the requisite amount of stock entitled to vote be represented, any business may be transacted which might have been transacted at the meeting as originally noticed; but only those Stockholders entitled to vote at the meeting shall be entitled to vote at any adjournment or adjournments thereof.

•

In Article III, paragraph 1, deleting the phrase “The number of Director(s) shall be determined by the Stockholders at their annual meeting.”  (This is redundant as paragraph 5 addresses increasing or decreasing the number of directors.  Furthermore, next line in paragraph 1states that “there shall be no less than one (1) director and no more than fifteen (15) directors,” and the Shareholders always have the right to nominate and elect a director (up to fifteen (15) directors)).  Revised text:

1.

BOARD OF DIRECTORS.  The business of the corporation shall be managed and its corporate powers exercised by a Board each of whom shall be of full age. It shall not be necessary for Directors to be Stockholders.  ~~The number of Director(s) shall be determined by the Stockholders at their annual meeting.~~ There shall be no less than one (1) director and no more than fifteen (15) directors.

•

Create new Article III, paragraph 9, by moving Article XII, paragraph 1 and removing authority of Shareholders to conduct business without a meeting (which required an impractical unanimous vote of Shareholders).  Revised text:

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1.

CONDUCT OF BUSINESS WITHOUT MEETINGS.  Any action of the Directors or committee of Directors may be taken without a meeting if consent in writing, setting forth the action so taken, shall be signed by all persons who would be entitled to vote on such action at a meeting and filed with the Secretary of the corporation as part of the proceedings of the Board or committee meetings as the case may be.

•

Revise Article III, new paragraph number 13, to allow Directors to receive compensation.  Revised text:

1.

COMPENSATION. ~~No compensation shall be paid to Directors, as such for their services, but by resolution of the Board a fixed sum and expenses for actual attendance, at each regular or special meeting of the Board may be authorized. Nothing herein contained shall be construed to preclude any Director from serving the corporation in any other capacity and receiving compensation therefore.~~ Directors, as such, may receive, pursuant to a resolution of the Board of Directors, fees and other compensation for their services as directors, including without limitation their services as members of committees of the Board of Directors.

•

Clarify officer duties listed in Article IV, paragraphs 3, 4, and 8. Revised text:

4.

CHAIRMAN~~. The Chairman of the Board, if one be elected, shall preside at all meetings of the Board and shall have and perform such other duties from time to time as may be assigned to him by the Board or the executive committee.~~  OF THE BOARD AND CHIEF EXECUTIVE OFFICER.  The Chairman of the Board shall be the Chief Executive Officer (“CEO”) and shall have general and active overall management of the business and affairs of the corporation subject to the consent and directions of the Board of Directors, and shall preside at all meetings of the shareholders and Board of Directors.

5.

PRESIDENT~~.  The President may be the chief executive officer of the corporation and shall have the general powers and duties of supervision and management usually vested in the office of the President of the corporation. The President shall preside at all meetings of the Stockholders if present thereat, and in the absence or non-election of the Chairman of the Board, at all meetings of the Board, and shall have general supervision direction and control of the business of the corporation.~~   AND CHIEF OPERATING OFFICER.  The President shall be the Chief Operating Officer (“COO”) shall have general and active management of the daily operational aspects of the business and affairs of the corporation. He shall act in behalf of the Chairman of the Board when requested to do so by the Chairman. Except as the Board shall authorize the execution thereof in some other manner, the President shall execute bonds, mortgages and other contracts in behalf of the corporation and shall cause the seal to be affixed to any instrument requiring it and when so affixed, the seal shall be attested by the signature of the Secretary or the Treasurer or an Assistant Secretary or an Assistant Treasurer.

8.

TREASURER AND CHIEF FINANICAL OFFICER.  The Treasurer shall be the Chief Financial Officer (“CFO”) shall have the custody of the corporate funds and securities, keep full and accurate accounts of receipts and disbursements in the corporate books, deposit all money and other valuables in the name and to the credit of the corporation in such depositories as may be designated by the Board, disburse the funds of the corporation as may be ordered or authorized by the Board and preserve proper vouchers for such disbursements, render to the President and Board at the regular meetings of the Board, or whenever they require it, an account of all the transactions made as Treasurer and of the financial condition of the corporation. The Treasurer shall also render a full financial report at the annual meeting of the Stockholders if so requested. The Treasurer may request and shall be furnished by all corporate officers and agents with such reports and statements as he may require as to all financial transactions of the corporation, and perform such other duties as are designated by these By-laws or as from time to time are assigned by the Board.

•

Delete Article XII Close Corporations which no longer applies to the Company (as it is a “public corporation”) and renumber the remaining Articles accordingly.

The Board of Directors recommends that you vote “FOR” the Amendments to the Bylaws.

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Proxy Statement for Annual Meeting of Shareholders

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

* * *

It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. YOU, THEREFORE, ARE URGED TO EXECUTE PROMPTLY THE ACCOMPANYING PROXY. Stockholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors

Martin Schuermann

Chairman and Chief Executive Officer

April 9, 2013

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Proxy Statement for Annual Meeting of Shareholders

PROXY CARD

VISION INDUSTRIES CORP.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 10, 2013

The undersigned hereby appoints Martin Schuermann as proxy of the undersigned, with full power of substitution, to vote all shares of stock of Vision Industries Corp. that the undersigned may be entitled to vote at the 2013 Annual Meeting of Shareholders of Vision Industries Corp. to be held at Vision Industries Corp.’s offices located at 2230 E. Artesia Blvd., Long Beach CA 90805 on Friday, May 10th, 2013 at 9:00 a.m. local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

☑ Please mark votes as in this example.  IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED ACCORDINGLY.

PROPOSAL 1.

MANAGEMENT RECOMMENDS A VOTE of “0”.

1.	To increase the number of board of directors by:	0 [ ] 1 [ ] ____ (write in) [ ]

PROPOSAL 2.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW:

2.	To elect (01) Martin Schuermann, (02) Brett Mayer, and (03) Scott Lambert as directors to hold office until the next annual meeting of shareholders and until their successors are elected.	FOR ALL NOMINEES [ ] WITHHELD FROM ALL NOMINEES [ ] FOR ALL NOMINEES EXCEPT: [ ] ___________________________________

PROPOSAL 3.

MANAGEMENT RECOMMENDS A VOTE FOR THE AMENDMENTS TO THE BYLAWS.

3.	To amend the bylaws	FOR AMENDING BYLAWS [ ] AGAINST AMENDING BYLAWS [ ]

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

Please sign exactly as your name appears hereon. If stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign. If signer is a partnership, please sign in partnership name and by authorized person.

Signature	Date
Print Name

Signature	Date
Print Name

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